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                                                                   EXHIBIT 10.18

                             LET'S PLAY SPORTS, INC.

                                   ----------

                               EXCHANGE AGREEMENT

                                   ----------

Let's Play Sports. Inc.
3883 Ruffin Road. Suite A
San Diego. California 92123

Ladies and Gentlemen:

         1. EXCHANGE. After reading the Private Placement Memorandum dated _______________ ("Memorandum") of Let's Play Sports, Inc., a Colorado corporation (the "Company"), the undersigned, intending to be legally bound, hereby agrees to exchange, effective _____________, ___________ shares of common stock of _____________________ ("Let's Play Sports Company") represented by Certificate No. __________ ("Exchange Shares"), for ___________ shares of the Company's common stock ("Shares"). The undersigned does hereby irrevocably constitute and appoint the officers of Let's Play Sports, Inc. attorneys to transfer the said stock on the books of the Let's Play Sports Company with full power of substitution in the premises

         2. ESCROW. The undersigned understands that the undersigned's Exchange Shares will be deposited with _________________________ ("Escrow Agent") pursuant to the Escrow Agreement (the "Escrow Agreement") that is attached hereto as Exhibit A and that is hereby incorporated herein by this reference. If at least 80% of the Exchange Shares of the Let's Play Sports Company are not represented by an executed Exchange Agreement deposited with the Escrow Agent on _____________, all Exchange Shares of the Let's Play Sports Company received will be refunded promptly to the depositors thereof, including the undersigned.

         3. ISSUANCE OF SHARES. The Shares exchanged for the Exchange Shares shall not be deemed issued to, or owned by, the undersigned until the release of the Exchange Shares from escrow to the Company pursuant to the Escrow Agreement and until the Company shall issue and deliver to the undersigned a stock certificate evidencing the undersigned's ownership of the Shares.

         4. REPRESENTATIONS AND WARRANTIES.

                  (a) The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

                           (1) The Let's Play Sports Company is a corporation
                  duly organized, validly existing and in good standing under the laws of its state of incorporation.

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                           (2) The authorized capital stock of the Let's Play
                  Sports Company consists of __________ shares of common stock, $_______ par value, of which ___________ shares are issued and outstanding. The Let's Play Sports Company has no other class of capital stock authorized. All outstanding shares of common stock of the Let's Play Sports Company are fully paid and nonassessable and there are no securities outstanding that are convertible into or exchangeable for any securities of the Let's Play Sports Company nor are there any subscriptions, options, warrants or other rights outstanding to acquire any securities of the Let's Play Sports Company.

                           (3) The undersigned warrants that the Exchange Shares
                  represent __________% of the outstanding common stock of the Let's Play Sports Company.

                           (4) The undersigned represents that the financial
                  statements of the Let's Play Sports Company that are included in the Memorandum are accurate in all material respects and were prepared in conformity with generally accepted accounting principles on a basis consistently applied. Except as stated in the financial statements of the Let's Play Sports Company included in the Memorandum, the Let's Play Sports Company has no liabilities or obligations whatsoever, either accrued, absolute, contingent or otherwise, whether direct or indirect, determined or undetermined, other than those incurred in or as a result of the ordinary course of business of the Let's Play Sports Company. Further, there is no basis for any material claim against the Let's Play Sports Company. All federal, state, local and municipal income taxes, ad valorem, excise, sales, use, capital gains, value-added, property, franchise, payroll and other taxes, levies, duties, tariffs and assessments which are due and payable by the Let's Play Sports Company directly or as a transferee have been duly reported, fully paid and discharged and there are no unpaid such taxes which are or could become a lien on the property or assets of, or require payment by the Let's Play Sports Company except for current and deferred taxes not yet due and payable.

                           (5) The undersigned has full power and authority to
                  make, execute and perform this Exchange Agreement and the transactions contemplated hereby. This Exchange Agreement has been duly and validly executed and delivered by the undersigned and is a valid and binding obligation of the undersigned enforceable in accordance with its terms.

                           (6) Neither the execution and delivery of this
                  Exchange Agreement nor the performance of its terms by the undersigned will result in any material breach of the terms and conditions of, or constitute a default under, any material agreement, lease, mortgage, note, instrument, undertaking, judgment, decree, governmental order or other restriction or obligation to which the undersigned is a party which prohibits the undersigned's ability to perform the undersigned's obligations pursuant to this Exchange Agreement.


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                           (7) No broker or finder has acted on the
                  undersigned's behalf in connection with this Exchange Agreement or the transaction contemplated hereby.

                           (8) Except as described in the Memorandum, no
                  application, notice, order, registration, qualification, waiver, consent, approval or other action is required to be filed, given, obtained or taken by the undersigned or the Let's Play Sports Company by virtue of the execution, delivery and performance of this Exchange Agreement or the consummation of the transactions contemplated hereby.

                  (b) The undersigned understands that the exchange of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), by virtue of Section 4(2) of the Act and/or the provisions of Rule 506 of Regulation D promulgated thereunder and, in accordance therewith and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:

                           (1) The undersigned understands that all documents,
                  records and books pertaining to the exchange of the Exchange Shares for the Shares and the Company have been made available for inspection by the undersigned and the undersigned's attorney and/or accountant;

                           (2) The undersigned and/or the undersigned's
                  advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the exchange of the Exchange Shares for the Shares, and all such questions have been answered to the full satisfaction of the undersigned;

                           (3) The undersigned is not exchanging the Exchange
                  Shares for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, or any solicitation of the Exchange by a person not previously known to the undersigned in connection with investments in securities generally;

                           (4) The undersigned has reached the age of majority
                  in the state in which the undersigned resides, has adequate means of providing for the undersigned's current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

                           (5) The undersigned has or together with the
                  undersigned's advisor(s) has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the


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                  undersigned in connection with the exchange of the Exchange
                  Shares for the Shares in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

                           (6) The undersigned is acquiring the Shares solely
                  for the undersigned's own account as principal, for investment purposes only and not with a view to the resale or distribution thereof in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

                           (7) The undersigned understands that the
                  undersigned's investment in the Shares must be classified as speculative and subject to a high degree of risk and the undersigned understands the significant risk of a complete loss of the undersigned's total investment in the Shares;

                           (8) The undersigned has evaluated the risks of
                  investing in the Company due to, among other things, the factors set forth in the Memorandum;

                           (9) The undersigned is in a position as regards to
                  the Company which, based upon economic bargaining power, enables the undersigned to obtain information from the Company in order for the undersigned to be able to evaluate the merits and risks of the undersigned's exchange of the Exchange Shares for the Shares;

                           (10) The undersigned has been given the opportunity
                  to ask questions of and receive answers from the Company concerning the terms and conditions of the exchange of the Exchange Shares for the Shares and to obtain additional information necessary to verify the accuracy of the information the undersigned desired in order to evaluate the undersigned's investment in the Shares;

                           (11) The undersigned understands that the Shares have
                  not been registered under the Act, and agrees that the Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act. The undersigned has been advised that the Company has no obligation, and does not intend, to cause the Shares to be registered under the Act or to comply with any exemption under the Act that would permit the Shares to be sold by the undersigned. The undersigned understands that the legal consequences of the foregoing mean that the undersigned must bear the economic risk of the undersigned's investment in the Shares for an indefinite period of time. The undersigned further understands that, if the undersigned desires to sell or transfer all or any part of the Shares (other than by gift to a spouse, parents, children, grandchildren or trust for any of the foregoing), the Company may require the undersigned's counsel to provide a legal opinion that the transfer may be made without registration under the Act. The undersigned agrees that the Shares are subject to the restrictions on transfer described in this paragraph and the undersigned understands that, to enforce such restrictions, the Company will issue stop transfer orders with the Company's transfer agent;


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                           (12) The undersigned understands that the United
                  States Securities and Exchange Commission has promulgated Rule 144 which establishes guidelines for "restricted securities" such as the Shares that the undersigned is acquiring. In summary, the guidelines of Rule 144 provide that (i) the Shares that are being acquired may not be resold in a public transaction for a period of at least one year from the date on which the undersigned exchanges the Exchange Shares for the Shares, (ii) thereafter, the greater of 1% of the outstanding shares of the Company or the average weekly trading volume in such shares during the four calendar weeks preceding the sale, may be sold (a) in a three month period, (b) if the transaction is unsolicited, (c) if there is current information available concerning the Company, (d) if the broker acting as the undersigned's agent (or dealer in certain circumstances) receives no more than the customary brokerage commission, and (e) if the transaction involves more than 500 shares or $10,000, the undersigned will be required to file a Form 144 with the United States Securities and Exchange Commission at the time of such transaction. The above Rule 144 guidelines do not apply (i) if the undersigned is not an affiliate of the Company at the time of the sale and has not been an affiliate of the Company during the preceding three months, and (ii) if the undersigned exchanged the Exchange Shares for the Shares at least two years prior to the sale.

                           The foregoing guidelines relating to Rule 144, which
                  are merely a summary of Rule 144 depend, among other matters, upon the fact that current public information is available concerning the Company. The undersigned understands that the Company's common stock is not currently registered pursuant to
                  Section 12 of the Securities Exchange Act of 1934, as amended, and that there is no commitment to the undersigned from the Company to so register the Company's common stock. The undersigned further understands that, if the Company so registers its common stock, there is no commitment from the Company to the undersigned to file the required information and there can be no assurance that the Company will be in a position to file the information so that Rule 144 would apply at all times. Thus, the undersigned understands that the undersigned might not be in a position to freely sell the Shares at any given time;

                           (13) The undersigned understands and agrees that the
                  undersigned cannot sell the Shares unless they are registered under the Act and any applicable state securities laws or unless exemptions from such registration requirements are available;

                           (14) The undersigned understands that the certificate
                  evidencing the Shares will contain a legend restricting their transfer except pursuant to an effective registration statement under the Act or pursuant to an exemption from the registration requirements of the Act;

                           (15) The undersigned understands that sales or
                  transfers of the Shares are further restricted by certain state securities laws;


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                           (16) The undersigned is aware that there is presently
                  no market for the resale of the Shares and that no market may exist in the future for such resale;

                           (17) The undersigned is neither a member of, and the
                  undersigned is not affiliated with or employed by a member of, the National Association of Securities Dealers, Inc., nor is the undersigned employed by or affiliated with a broker-dealer registered with the Securities and Exchange Commission;

                           (18) The undersigned is aware and understands that
                  the undersigned's exchange of the Exchange Shares for the Shares will only entitle the undersigned to the benefits afforded to every other shareholder of the Company and the fact that the undersigned acquires the Shares should not be construed by the undersigned to mean that the Company will enter into any contract with or otherwise provide the undersigned with any special benefits or preferential treatment;

                           (19) The undersigned has read and understands the
                  information contained in the Memorandum; and

                           (20) All of the representations and warranties of the
                  undersigned contained herein and all information furnished by the undersigned to the Company are true, correct and complete in all respects.

         The foregoing representations, warranties, agreements, undertakings and acknowledgements are made by the undersigned with the intent that they be relied upon by the Company.

         In addition, the undersigned agrees to notify the Company immediately of any change in any representations, warranties or other information that relates to the undersigned.

         If more than one person is signing this Exchange Agreement, each representation, warranty and undertaking herein shall be a joint and several representation, warranty and undertaking of each such person.

         5. INDEMNIFICATION. The undersigned agrees to indemnify and hold harmless the Company and its officers, directors and affiliates and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.


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         6. ACCREDITED INVESTOR STATUS. If the undersigned has checked any of the blanks set forth below in this paragraph, the undersigned hereby represents and warrants to the Company that the statement next to such blank is true. If the undersigned has checked such blanks, the undersigned is an "accredited investor" as such term is defined in Regulation D. The undersigned represents and warrants that the undersigned is:

       An employee benefit plan within the meaning of Title 1 of the Employee
---- Retirement income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Employee Retirement income Security Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self directed plan, with investment decisions made solely by persons that are otherwise accredited investors.

       A private business development company as defined in Section 202(a)(22)
----   of the Investment Advisors Act of 1940.

       A trust with total assets in excess of $5,000,000 not formed for the
---- specific purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Shares.

       A bank as defined in Section 3(a)(2) of the Act, or a savings and loan
---- association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

       A broker or dealer registered pursuant to Section 15 of the Securities
----   Exchange Act of 1934.

       An organization described in Section 501(c)(3) of the Internal Revenue
---- Code, or a corporation, Massachusetts or similar business trust, or a partnership (in each case not formed for the specific purpose of acquiring the Shares) with total assets in excess of $5,000,000.

       A natural person whose net worth, individually or jointly with spouse,
---- exceeds $1,000,000 at this time (including the value of that person's principal residence valued at either (x) cost, including cost of improvements, net of current encumbrances on the property, or (y) the appraised value of the property as determined by a written appraisal used by an institution lender making a loan to that person secured by the property, including subsequent improvements, net of current encumbrances on the property).

       A natural person who had an individual income in excess of $200,000 in
---- each of the two most recent calendar years or joint income with spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level of income in the current calendar year.

       An insurance company as defined in Section 2(13) of the Act.
----

       An investment company registered under the Investment Company Act of 1940
----   or a


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       business development company as defined in Section 2(a)(48) of the
       Investment Company Act 1940.

       A Small Business Investment Company licensed by the U.S. Small Business
---- Administration under Section 301(c) or (d) of the Small Business investment Act of 1958.

       A plan established and maintained by a state, its political subdivisions,
---- or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

       Any entity in which all the equity owners are accredited investors (i.e.,
---- by virtue of their meeting any of the other tests for an "accredited investor").

       Any director or executive officer of the Company.
----

         7. NONACCREDITED INVESTOR. If none of the blanks in the preceding paragraph were checked by the undersigned, then the undersigned must provide the following information:

                  (a)      Nature of Business or Employment:
                                                             -------------------

                           Position and Duties:
                                                --------------------------------

                           Highest Level of Education Completed:
                                                                 ---------------

                  (b) The undersigned has personally invested in excess of $________________ over the past five years, including investments during such period in excess of $_____________ in non-liquid investments.

                  (c) Listed below are the types of investments the undersigned has made in the past five years, with particular attention to investments in nonmarketable or non-liquid investments.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  (d) The undersigned will ______ will not _______ (check one) have an attorney, accountant, investment advisor or other consultant review the Memorandum. If yes, please indicate name and business address: (A Purchaser Representative Disclosure Statement will need to be completed by your Advisor.)

                  Name:
                        --------------------------------------------------------
                  Firm:
                        --------------------------------------------------------
                  Address:
                           -----------------------------------------------------


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                  (e) The undersigned's personal net worth (exclusive of primary residence, furnishings therein and personal automobiles) is in excess of $ ________________.

                  (f) Investment Experience:

                        (1) The frequency of the undersigned's investment in marketable securities is:

                              ___ often  ___ occasionally  ___ seldom  ___ never

                        (2) The frequency of the undersigned's investment in commodities futures is:

                              ___ often  ___ occasionally  ___ seldom  ___ never

                        (3) The frequency of the undersigned's investment in options is:

                              ___ often  ___ occasionally  ___ seldom  ___ never

                        (4) The frequency of the undersigned's investment in securities purchase on margin is:

                              ___ often  ___ occasionally  ___ seldom  ___ never

                        (5) The frequency of the undersigned's investment in securities sold in reliance on the private offering exemption from registration under the Act is:

                              ___ often  ___ occasionally  ___ seldom  ___ never

                  (g) Indicated in the space provided below is additional information which the undersigned thinks may be helpful in enabling the Company to determine whether the undersigned's knowledge and experience in financial and business matters is sufficient to enable the undersigned to evaluate the merits and risks of the exchange:

         8. FOREIGN INVESTOR. The undersigned is a foreign investor. Yes ___ No ___

         9. MODIFICATION. Neither this Exchange Agreement nor any provisions hereof may be waived, modified, discharged or terminated except by an instrument in writing signed by the Company and the undersigned.


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

         10. NOTICES. Any notice, demand or other communication which the Company or the undersigned may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box. stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

         11. COUNTERPARTS. This Exchange Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the Company and the undersigned, notwithstanding that the Company and the undersigned are not signatories to the same counterpart.

         12. ENTIRE AGREEMENT. This Exchange Agreement and the Escrow Agreement contain the entire agreement of the Company and the undersigned with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

         13. SEVERABILITY. Each provision of this Exchange Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

         14. ASSIGNABILITY. This Exchange Agreement is not transferable or assignable by the undersigned except as may be provided herein.

         15. APPLICABLE LAW. This Exchange Agreement shall be governed by and construed in accordance with the laws of the state of Colorado.


         IN WITNESS WHEREOF, the undersigned represent(s) that the foregoing statements are true and correct and that the undersigned has executed this Exchange Agreement this _____ day of __________________, 20__, to be effective _________________, 20__.


----------------------------------          ----------------------------------
Please Print Name                           Signature of Owner

----------------------------------          ----------------------------------
Please Print Name                           Signature of Co-Owner

----------------------------------
Address

----------------------------------

----------------------------------
Telephone Number

----------------------------------
Social Security Number


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


         Subject to satisfaction of the provisions of the Escrow Agreement. this Exchange Agreement is accepted on this ___ day of _____________, 20__, to be effective ________________, 20__.


                                           LET'S PLAY SPORTS, INC.


                                           By:
                                               ---------------------------------
                                                                       President
                                                  --------------------

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                                    EXHIBIT A

                                ESCROW AGREEMENT


         The undersigned Shareholder hereby deposits with __________________________, at ________________________, Denver, Colorado
________, as Escrow Agent, an executed Exchange Agreement which gives Let's Play Sports, Inc. power of attorney for Stock Certificate No. _______ representing shares of the common stock of ___________________ ("Exchange Stock Certificate").

         The undersigned Company hereby deposits the shares of the Company to be exchanged for the Exchange Stock Certificate representing __________ shares of Common Stock of the Company ("Stock Certificate") to be held by said Escrow Agent subject to the terms hereof.

         1. INSTRUCTIONS. The Shareholder requests that the Escrow Agent accept and retain the Exchange Agreement and the Exchange Stock Certificate until such time as the Escrow Agent has possession of at least 80% of the issued and outstanding shares of common stock of the corporation that issued the Exchange Stock Certificate and then, upon receipt of the Stock Certificate, to deliver to the Shareholder the Stock Certificate. The Company requests that the Escrow Agent accept and retain the Exchange Agreement and the Stock Certificate until such time as the Escrow Agent has possession of at least 80% of the issued and outstanding shares of common stock of the corporation that issued the Exchange Stock Certificate and the Stock Certificate and then upon receipt of the Stock Certificate, to deliver to the Shareholder the Stock Certificate. The Shareholder, the Escrow Agent and the Company agree that the Escrow Agent will return the Exchange Stock Certificate and the Stock Certificate to the undersigned Shareholder and to the Company if the Escrow Agent does not receive, duly endorsed for transfer, at least 80% of the issued and outstanding shares of common stock of the corporation that issued the Exchange Stock Certificate and the Stock Certificate.

         2. AMENDMENT. These instructions may be altered, amended, modified or revoked in writing only, signed by the Escrow Agent, the Company and the Shareholder, upon payment of all fees, costs and expenses incident hereto.

         3. TRANSFER OF INTEREST. No assignment, transfer, conveyance or hypothecation of any interest in or to the subject matter of this escrow shall be binding upon the Escrow Agent unless and until written notice thereof is served upon the Escrow Agent and any fees, costs and expenses incident to such transfer of interest shall have been paid.

         4. NOTICE BY AGENT. Any notice required or desired to be given by the Escrow Agent to the Company or to the Shareholder may be given by mailing the same to the Company or the Shareholder, by certified or registered mail, at the address noted below, or such changed address as may have been delivered in writing to the Escrow Agent by the Company or the Shareholder. Notice so mailed shall for all purposes hereof be effectual as though served upon the Company or the Shareholder in person seventy-two (72) hours after the time of depositing such notice in the mail, postage prepaid, properly addressed, registered or certified mail.

         5. GOOD FAITH. The Company and the Shareholder agree that the Escrow Agent shall not be held liable for any act it may do or omit to do hereunder as such Escrow Agent, while acting in good faith in the exercise of its best judgment. Any act done or omitted by Escrow Agent pursuant to the request of the Company or the Shareholder shall he conclusive evidence of such good faith.

         6. NOTICE TO ESCROW AGENT AND COURT ORDERS. The Escrow Agent is hereby expressly authorized and directed to disregard any notice or warnings given by the Company or the Shareholder, or by any other person or corporation, excepting only orders or process of court, and is hereby expressly authorized to comply with, and to obey any and all orders, judgments or decrees of any court. In case the said Escrow Agent obeys or complies with any such order, judgment or decree of any court, it shall not be liable to the Company or to the Shareholder, nor to anyone else by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside or vacated, or found to have been entered without jurisdiction.

         7. INDEMNIFICATION. In consideration of the acceptance of the deposits and duties under this Escrow Agreement by the Escrow Agent, the Company agrees, for itself and its successors and assigns, to pay the Escrow Agent its charges hereunder and to indemnify and hold it harmless as to any liability incurred by it to any other person or corporation by reason of its having accepted the same or in connection herewith, and agrees to reimburse it for all its expenses, including, among other things, counsel fees and court costs incurred in connection herewith.

         8. INTERPLEADER. In the event a dispute arises concerning the items deposited pursuant to this Escrow Agreement or concerning the Escrow Agent's performance of this Escrow Agreement, the Escrow Agent shall be permitted, but not required, to interplead the items deposited into Escrow into the District Court for the City and County of Denver, Colorado, and the Escrow Agent shall ipso facto be fully released and discharged from any and all obligations or liabilities of whatever kind, whether known or unknown, and whether in law or in equity, for any acts or omissions of the Escrow Agent with respect to this Escrow Agreement.

         9. COUNTERPARTS. This Escrow Agreement may be executed in counterparts, which counterparts, taken together, shall constitute one and the same Escrow Agreement.

         IN WITNESS WHEREOF, the undersigned have hereunto affixed their signatures and hereby adopt this instrument this _____ day of ____________, 20__.


----------------------------------          ----------------------------------
Please Print Name                           Signature of Owner

----------------------------------          ----------------------------------
Please Print Name                           Signature of Co-Owner

----------------------------------
Address

----------------------------------

----------------------------------
Telephone Number

----------------------------------
Social Security Number


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

                                           COMPANY:

                                           LET'S PLAY SPORTS, INC.


                                           By:
                                               ---------------------------------
                                                                       President
                                                  --------------------

                                           ESCROW AGENT:


                                           -------------------------------------


                                           By:
                                               ---------------------------------


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